Goodwill and Intangible Assets, Net - Schedule of Future Amortization Expense (Detail) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Finite-Lived Intangible Assets, Amortization Expense, Maturity Schedule [Abstract]
2024	$ 1,516
2025	1,516
2026	804
Net	$ 3,836	$ 5,351